UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2015

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 7, 2015, the Board of Directors of KLA-Tencor Corporation (the “Company”) approved an amendment and restatement of the Company’s By-Laws, effective immediately.
Among the changes implemented by the amendment and restatement of the Company’s By-Laws, the one substantive change was the addition of a forum selection provision for the adjudication of certain actions as Article X. This provision provides that unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (the “Court of Chancery”) shall be the sole and exclusive forum for any stockholder (including a beneficial owner) to bring (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim against the Company, its current or former directors, officers or employees arising pursuant to any provision of the Delaware General Corporation Law or the Company’s Certificate of Incorporation or By-Laws, or (iv) any action asserting a claim against the Company, its current or former directors, officers or employees governed by the internal affairs doctrine, except as to each of (i) through (iv) above, for any claim as to which the Court of Chancery determines that there is an indispensable party not subject to the jurisdiction of the Court of Chancery (and the indispensable party does not consent to the personal jurisdiction of the Court of Chancery within ten days following such determination), which is vested in the exclusive jurisdiction of a court or forum other than the Court of Chancery, or for which the Court of Chancery does not have subject matter jurisdiction.
The preceding description is qualified in its entirety by reference to the Amended and Restated By-Laws of the Company, which are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01	Other Events.
On May 7, 2015, the Company issued a press release announcing that the Company’s Board of Directors has declared a cash dividend of $0.50 per share on the Company’s common stock. Such dividend shall be payable on June 1, 2015 to the Company’s stockholders of record as of the close of business on May 18, 2015. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits
The following exhibit is filed herewith:

Exhibit No.	Description

3.1	Amended and Restated By-Laws of KLA-Tencor Corporation
99.1	Text of press release issued by KLA-Tencor Corporation dated May 7, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: May 7, 2015	By:	/s/ BRIAN M. MARTIN
	Name:	Brian M. Martin
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-Laws of KLA-Tencor Corporation
99.1	Text of press release issued by KLA-Tencor Corporation dated May 7, 2015